Exhibit 99.1

     Cheniere Energy Partners Reports First Quarter 2007 Results

    HOUSTON--(BUSINESS WIRE)--May 8, 2007--Cheniere Energy Partners, L.P. (AMEX:CQP) reported a net loss of $0.7 million, or $0.00 per limited partner unit (basic and diluted), for the period March 26, 2007, inception of operations, to March 31, 2007. Cheniere Energy Partners, L.P. ("Cheniere Partners") commenced operations on March 26, 2007 upon successful completion of its initial public offering. Concurrently its parent, Cheniere Energy, Inc. (AMEX:LNG), contributed a 100% interest in the 4 billion cubic feet per day Sabine Pass liquefied natural gas ("LNG") receiving terminal currently under construction in western Cameron Parish, Louisiana, along with the equity interest in certain entities, collectively referred to in the transaction as the "Combined Predecessor Entities".

    Cheniere Partners' operations for the three-months ended March 31, 2007, including the Combined Predecessor Entities for the period January 1, 2007 through March 25, 2007, resulted in a net loss of $12.9 million. On a similar combined basis for the corresponding period in 2006, this was an increase of $12.1 million from the prior year period net loss of $0.8 million. The increase was primarily related to a $25.8 million increase in interest expense, net of capitalized interest, partially offset by a $14.8 million increase in interest income. The increases in 2007 are directly related to the $2.032 billion senior notes issued by Cheniere Partners' wholly-owned subsidiary, Sabine Pass LNG, L.P., ("Sabine Pass") in November 2006. Also on the combined basis, Cheniere Partners reported that for the three months ended March 31, 2007, it incurred total interest expense of $38.7 million, of which it capitalized $12.9 million related to the construction of the Sabine Pass LNG receiving terminal. This compares to total interest expense of $2.8 million, which was entirely capitalized, for the prior year period.

    Cheniere Partners reported restricted cash balances totaling $1.2 billion as of March 31, 2007, including $738.8 million set aside to complete the construction of the Sabine Pass LNG receiving terminal, $353.7 million for interest payments relating to the Sabine Pass senior notes and $98.4 million as a reserve for distributions to the common unit holders of Cheniere Partners and related distributions to its general partner.

    Cheniere Energy Partners, L.P. is a Delaware limited partnership. Through its wholly-owned subsidiary, Sabine Pass LNG, L.P., the partnership is developing an LNG receiving terminal located in western Cameron Parish, Louisiana on the Sabine Pass Channel. Additional information about Cheniere Energy Partners, L.P. may be found on its web site at www.cheniereenergypartners.com.

    For additional information, please refer to the Cheniere Energy Partners, L.P. Quarterly Report on Form 10-Q for the period ended
March 31, 2007, filed with the Securities and Exchange Commission.

    This press release contains certain statements that may include "forward-looking statements" within the meanings of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included herein are "forward-looking statements." Included among "forward-looking statements" are, among other things, (i) statements regarding Cheniere Energy Partners' business strategy, plans and objectives and (ii) statements expressing beliefs and expectations regarding the development of Cheniere Energy Partners' LNG receiving terminal business. Although Cheniere Energy Partners believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Cheniere Energy Partners' actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in Cheniere Energy Partners' periodic reports that are filed with and available from the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required under the securities laws, Cheniere Energy Partners does not assume a duty to update these forward-looking statements.

    (Financial Table Follows)




                    Cheniere Energy Partners, L.P.
                    Selected Financial Information
               (in thousands, except per unit data) (1)

                                             Three Months Ended
                                                  March 31,
                                          -------------------------
                                             2007    (2)   2006    (3)
                                          -----------   -----------
                                          (Unaudited)   (Unaudited)

Revenues                                         $--           $--
                                          -----------   -----------
Operating Costs and Expenses
  Land Site Rental                               401           382
  Depreciation, Depletion and
   Amortization                                   20            10
    Labor and overhead charged from
     affiliate                                 1,324         1,025
  Other                                          141           176
                                          -----------   -----------
      Total Operating Costs and Expenses       1,886         1,593
                                          -----------   -----------

Loss from Operations                          (1,886)       (1,593)

Derivative Gain                                   --           761
Interest Expense                             (25,817)           --
Interest Income                               14,845            49
                                          -----------   -----------
Net Loss                                    $(12,858)        $(783)
                                                        ===========

Less:
    Net loss through March 25, 2007          (12,128)
                                          -----------
Net loss to partners from March 26, 2007
 through March 31, 2007                        $(730)
                                          ===========

Allocation of net loss to partners:
    Limited partners' interest                  (715)
    General Partner's interest                   (15)
                                          -----------
Net loss to partners from March 26, 2007
 through March 31, 2007                        $(730)
                                          ===========

Basis and diluted net loss per limited
 partner unit                                    $--
                                          ===========

Weighted average limited partners units
 outstanding used for basic and diluted
 net loss per unit calculation:
    Common units                              26,416
    Subordinated units                       135,384
                                          -----------
                                             161,800
                                          ===========





                                 March 31, 2007(4)December 31, 2006(5)
                                 --------------   -----------------
                                  (Unaudited)

Cash and Cash Equivalents                  $12                  $7
Restricted Cash and Cash
 Equivalents                           209,645             176,324
Other Current Assets                     6,686               5,990
Non-Current Restricted Cash,
 Cash Equivalents and Treasury
 Securities                            981,362             982,613
Property, Plant and Equipment,
 Net                                   769,436             651,676
Debt Issuance Costs, Net                32,646              33,970
Other Assets                            14,233               7,534
                                 --------------   -----------------
  Total Assets                      $2,014,020          $1,858,114
                                 ==============   =================

Current Liabilities                   $108,605             $38,303
Long-Term Debt                       2,032,000           2,032,000
Deferred Revenue                        40,000              40,000
Other Liabilities                        1,169               1,149
Total Partner's Deficit               (167,754)           (253,338)
                                 --------------   -----------------
  Total Liabilities and
   Partners' Deficit                $2,014,020          $1,858,114
                                 ==============   =================




(1) Please refer to Cheniere Energy Partners, L.P. Quarterly Report on Form 10-Q for the period ended March 31, 2007, filed with the Securities and Exchange Commission.
(2) Combined operating results of Cheniere Energy Partners, L.P., Cheniere Energy Investments, LLC, Sabine Pass LNG-GP, Inc., Sabine Pass LNG-LP, LLC and Sabine Pass LNG, L.P. for the three-months ended March 31, 2007.
(3) Combined operating results of Sabine Pass LNG-GP, Inc., Sabine Pass LNG-LP, LLC and Sabine Pass LNG, L.P. for the three-months ended March 31, 2006.
(4) Consolidated balance sheet of Cheniere Energy Partners, L.P. and its consolidated subsidiaries at March 31, 2007.
(5) Combined balance sheet of Cheniere Energy Partners, L.P., Cheniere Energy Investments, LLC, Sabine Pass LNG-GP, Inc., Sabine Pass LNG-LP, LLC and Sabine Pass LNG, L.P. at December 31, 2006.

    CONTACT: Cheniere Energy Partners, L.P., Houston
             Investor Relations Contact:
             Christina Cavarretta, 713-375-5100